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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of Earliest Event Reported): May 10, 2000 (March 31, 2000)

                               booktech.com, inc.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       000-26903                 88-0409153
    -------------------          ----------------------       ----------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                       42 Cummings Park, Woburn, MA        01801
                       -----------------------------       -----
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 933-5400


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Item 4.  Changes in Registrant's Certifying Accountant

         On March 31, 2000, the management of booktech.com, inc., a Nevada corporation (the "Company") dismissed Barry L. Friedman, P.C. ("Barry Friedman") as its independent auditors. On March 31, 2000, the management of the Company engaged Deloitte & Touche LLP as its independent auditors to audit its financial statements for the fiscal year ending December 31, 2000. The decision to dismiss Barry Friedman and to retain Deloitte & Touche LLP was approved by the Company's Board of Directors.

         The Company's change in independent auditors is a result of the merger (the "Merger") of a wholly owned subsidiary of the Company into booktech.com, inc, a Massachusetts corporation ("booktech Massachusetts"). Deloitte & Touche LLP was formerly the independent auditor for booktech Massachusetts. Subsequent to the Merger the Company has been carrying on the business formerly carried on by booktech Massachusetts and accordingly appointed Deloitte & Touche LLP as its independent auditor.

         The report of Barry Friedman on the Company's financial statements for the fiscal years ended December 31, 1998 and December 31, 1999 and subsequent interim periods did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the fiscal years ended December 31, 1999 and December 31, 1998 contained doubt about the Company's ability to continue as a going concern. From January 1, 1998 through May 10, 2000, there were no disagreements between Barry Friedman and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Barry Friedman, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements.

         The Company has furnished Barry Friedman with a copy of this report and has requested it to furnish a letter addressed to the Securities and Exchange Commission stating whether Barry Friedman agrees with the above statements. A copy of this letter is attached as Exhibit 16.1 to this Form 8-K.

         Prior to the Merger, booktech Massachusetts consulted with Deloitte & Touche LLP regarding the application of accounting principles involved in the Merger. Deloitte & Touche LLP also consulted with the Company regarding the Company's 8-K as filed with the Securities and Exchange Commission April 4, 2000.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) and (b) - Not Applicable

         (c) Exhibits

                16.1  Letter from Barry L. Friedman, P.C.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                           booktech.com, inc.

Dated:   May 10, 2000                  By: /s/ Morris A. Shepard
                                           ---------------------
                                           Morris A. Shepard
                                           President and Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit Number    Description

16.1              Letter from Barry L. Friedman, P.C.